                                                                 EXHIBIT 10.15.1
                                 SWANK, INC.
                 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                     NON-QUALIFIED STOCK OPTION CONTRACT
                     -----------------------------------

         THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of the 31st day of December 1994, between Swank, Inc., a Delaware corporation (the "COMPANY"), and MARK ABRAMOWITZ (the "OPTIONEE").

                             W I T N E S S E T H
                             - - - - - - - - - -

         1. The Company, in accordance with the terms and conditions of the 1994 Non-Employee Director Stock Option Plan of the Company (the "PLAN"), grants as of December 31, 1994 to the Optionee an option to purchase an aggregate of 5,000 shares of the Common Stock, $.10 par value per share, of the Company ("COMMON STOCK"), at $ 1.15625 per share, being 100% of the fair market value of such shares of Common Stock on such date.

         2. The term of this option shall be 5 years from December 31, 1994, subject to earlier termination as provided in this Contract and in the Plan. This option shall become exercisable as to 100% of the total number of shares of Common Stock subject hereto upon approval of the Plan by stockholders of the Company as contemplated by paragraph 15 of the Plan and paragraph 10 of this Contract.

         3. This option shall be exercised by giving written notice to the Company at its principal office, presently 6 Hazel Street, Attleboro, Massachusetts 02703-0962, Attention: Treasurer, stating that the Optionee is exercising this stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price thereof in cash or by check. In no event may a fraction of a share of Common Stock be purchased under this option.

         4. Notwithstanding the foregoing, and without limiting the provisions of paragraph 11 of the Plan, this option shall not be exercisable by the Optionee unless (a) a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT") with respect to the shares of Common stock to be received upon the exercise of the option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. At the request of the Board of Directors, the Optionee shall execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Board of Directors, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof without the meaning of the Securities Act. Nothing herein shall be construed so as to obligate the Company to register the shares subject to the option under the Securities Act.

         5. Notwithstanding anything herein to the contrary, if at any time the Board of Directors shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors, in its discretion.

         6. Nothing in the Plan or herein shall confer upon the Optionee any right to continue as a director of the Company.

         7. The Company may endorse or affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirement of the Securities Act, or (b) implement the provisions of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock.

         8. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made part hereof. In the event the Optionee is no longer a director of the Company or in the event of his death or disability (as defined in the Plan), his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

         9. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal state securities and "blue sky" laws.

         10. This option has been granted pursuant to the Plan, which is subject to approval by the stockholders of the Company at the next meeting of stockholders. Accordingly, and notwithstanding anything contained in this Contract or the Plan to the contrary, in the event that the Plan is not approved by stockholders at such meeting, the Plan and this Option shall immediately terminate and shall be of no further force or effect.

         11. This option is not transferrable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives.

         12. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled under the Plan and by law to the Optionee's rights hereunder.

         13. This Contract shall be governed by and construed in accordance with the laws of the State of Delaware.

         14. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

         15. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan.

         IN WITNESS WHEREOF, the parties hereto have executed this contract as of the day and year first above written.

                                        SWANK, INC.



                                        By:  /s/ Marshall Tulin
                                           ----------------------------

                                        Its:     President
                                            ---------------------------


                                        /s/   Mark Abramowitz
                                        -------------------------------
                                                   Optionee


                                        Parker Chapin Flattau & Klimpl
                                        -------------------------------
                                                   Address
                                        1211 Avenue of the Americas
                                        New York, NY 10036
                                        -------------------------------

                                 SWANK, INC.
                 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                     NON-QUALIFIED STOCK OPTION CONTRACT
                     -----------------------------------


         THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of the 31st day of December 1994, between Swank, Inc., a Delaware corporation (the "COMPANY"), and WILLIAM B. MACLEOD (the "OPTIONEE").

                             W I T N E S S E T H
                             - - - - - - - - - -

         1. The Company, in accordance with the terms and conditions of the 1994 Non-Employee Director Stock Option Plan of the Company (the "Plan"), grants as of December 31, 1994 to the Optionee an option to purchase an aggregate of 5,000 shares of the Common Stock, $.10 par value per share, of the Company ("COMMON STOCK"), at $_____ per share, being 100% of the fair market value of such shares of Common Stock on such date.

         2. The term of this option shall be 5 years from December 31, 1994, subject to earlier termination as provided in this Contract and in the Plan. This option shall become exercisable as to 100% of the total number of shares of Common Stock subject hereto upon approval of the Plan by stockholders of the Company as contemplated by paragraph 15 of the Plan and paragraph 10 of this Contract.

         3. This option shall be exercised by giving written notice to the Company at its principal office, presently 6 Hazel Street, Attleboro, Massachusetts 02703-0962, Attention: Treasurer, stating that the Optionee is exercising this stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price thereof in cash or by check. In no event may a fraction of a share of Common Stock be purchased under this option.

         4. Notwithstanding the foregoing, and without limiting the provisions of paragraph 11 of the Plan, this option shall not be exercisable by the Optionee unless (a) a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT") with respect to the shares of Common stock to be received upon the exercise of the option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. At the request of the Board of Directors, the Optionee shall execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Board of Directors, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof without the meaning of the Securities Act. Nothing herein shall be construed so as to obligate the Company to register the shares subject to the option under the Securities Act.

         5. Notwithstanding anything herein to the contrary, if at any time the Board of Directors shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors, in its discretion.

         6. Nothing in the Plan or herein shall confer upon the Optionee any right to continue as a director of the Company.

         7. The Company may endorse or affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirement of the Securities Act, or (b) implement the provisions of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock.

         8. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made part hereof. In the event the Optionee is no longer a director of the Company or in the event of his death or disability (as defined in the Plan), his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

         9. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal state securities and "blue sky" laws.

         10. This option has been granted pursuant to the Plan, which is subject to approval by the stockholders of the Company at the next meeting of stockholders. Accordingly, and notwithstanding anything contained in this Contract or the Plan to the contrary, in the event that the Plan is not approved by stockholders at such meeting, the Plan and this Option shall immediately terminate and shall be of no further force or effect.

         11. This option is not transferrable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives.

         12. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled under the Plan and by law to the Optionee's rights hereunder.

         13. This Contract shall be governed by and construed in accordance with the laws of the State of Delaware.

         14. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

         15. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan

         IN WITNESS WHEREOF, the parties hereto have executed this contract as of the day and year first above written.


                                        SWANK, INC.



                                        By:    /s/ Marshall Tulin
                                           ----------------------
                                        Its: President
                                            ---------------------

                                        /s/ William B. MacLeod
                                        ----------------------
                                                Optionee


                                        2000 S. Ocean Blvd. #605
                                        ------------------------
                                        Address

                                        Delray Beach, FL 33483
                                        ------------------------

                                 SWANK, INC.
                 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                     NON-QUALIFIED STOCK OPTION CONTRACT



         THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of the 31st day of December 1994, between Swank, Inc., a Delaware corporation (the "COMPANY"), and RAYMOND VISE (the "OPTIONEE").

                              W I T N E S S E T H
                              - - - - - - - - - -

         1. The Company, in accordance with the terms and conditions of the 1994 Non-Employee Director Stock Option Plan of the Company (the "PLAN"), grants as of December 31, 1994 to the Optionee an option to purchase an aggregate of 5,000 shares of the Common Stock, $.10 par value per share, of the Company ("COMMON STOCK"), at $1.15625 per share, being 100% of the fair market value of such shares of Common Stock on such date.

         2. The term of this option shall be 5 years from December 31, 1994, subject to earlier termination as provided in this Contract and in the Plan. This option shall become exercisable as to 100% of the total number of shares of Common Stock subject hereto upon approval of the Plan by stockholders of the Company as contemplated by paragraph 15 of the Plan and paragraph 10 of this Contract.

         3. This option shall be exercised by giving written notice to the Company at its principal office, presently 6 Hazel Street, Attleboro, Massachusetts 02703-0962, Attention: Treasurer, stating that the Optionee is exercising this stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price thereof in cash or by check. In no event may a fraction of a share of Common Stock be purchased under this option.

         4. Notwithstanding the foregoing, and without limiting the provisions of paragraph 11 of the Plan, this option shall not be exercisable by the Optionee unless (a) a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT") with respect to the shares of Common stock to be received upon the exercise of the option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. At the request of the Board of Directors, the Optionee shall execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Board of Directors, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof without the meaning of the Securities Act. Nothing herein shall be construed so as to obligate the Company to register the shares subject to the option under the Securities Act.

         5. Notwithstanding anything herein to the contrary, if at any time the Board of Directors shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors, in its discretion.

         6. Nothing in the Plan or herein shall confer upon the Optionee any right to continue as a director of the Company.

         7. The Company may endorse or affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirement of the Securities Act, or (b) implement the provisions of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock.

         8. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made part hereof. In the event the Optionee is no longer a director of the Company or in the event of his death or disability (as defined in the Plan), his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

         9. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal state securities and "blue sky" laws.

         10. This option has been granted pursuant to the Plan, which is subject to approval by the stockholders of the Company at the next meeting of stockholders. Accordingly, and notwithstanding anything contained in this Contract or the Plan to the contrary, in the event that the Plan is not approved by stockholders at such meeting, the Plan and this Option shall immediately terminate and shall be of no further force or effect.

         11. This option is not transferrable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives.

         12. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled under the Plan and by law to the Optionee's rights hereunder.

         13. This Contract shall be governed by and construed in accordance with the laws of the State of Delaware.

         14. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

         15. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan

         IN WITNESS WHEREOF, the parties hereto have executed this contract as of the day and year first above written.


                                        SWANK, INC.



                                        By:      /s/ Marshall Tulin
                                           ------------------------
                                        Its:   President
                                            -----------------------

                                        /s/ Raymond Vise
                                        ---------------------------
                                        Optionee


                                        8 El Paseo
                                        ---------------------------
                                        Address

                                        Irvine, CA 92715
                                        ---------------------------